UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a‑12

Talkspace, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

 This filing contains the following communications:

1.
An email sent by Talkspace, Inc. (the “Company”) to its employees relating to the Company’s entry into a definitive agreement to be acquired by a subsidiary of Universal Health Services, Inc. (the “Transaction”).

2.	An email sent by the Company to its employees in Israel in connection with the Transaction.
3.	An email sent by the Company to its national provider practice network in connection with the Transaction.
4.	A social media post by the Company, on LinkedIn, in connection with the Transaction.
5.	An email sent by the Company to its independent care providers in connection with the Transaction.
6.	A slack message sent by the Company to its employees in connection with the Transaction.
7.	A slack message sent by the Company to its national provider practices in connection with the Transaction.

1.	On March 9, 2026, the following email was sent by the Company to its employees:

We are excited to announce that Talkspace has agreed to be acquired by Universal Health Services (NYSE: UHS), a combination that will create the industry’s first nationally scaled, end-to-end behavioral healthcare continuum of care. This achievement is a testament to the vision, drive, and relentless focus of every person at Talkspace. With UHS serving as one of the nation’s largest and most respected providers of hospital and healthcare services, and Talkspace a leading technology-powered mental health platform, we are confident in our combined ability to improve patient care, deliver service integration, and drive innovation. “The companies share a bold vision: to become a leading provider of the nation’s behavioral health services across all levels of care, and a leader in applying advanced technology to improve mental health outcomes at scale.”

The following press release, Universal Health Services, Inc. to Acquire Talkspace, Inc., just went out: “Talkspace’s patient-centric, clinically driven virtual platform perfectly complements the high-quality services delivered at our facilities, enabling us to expand access and offer more flexible, stepped solutions to address the growing demand for behavioral healthcare,” said Marc D. Miller, President and CEO, UHS.  “Over the past several years, Talkspace has transformed from a direct-to-consumer pioneer into a scaled, insurance-covered behavioral healthcare platform trusted by patients, providers, payors and employers,” said Jon R. Cohen, MD, CEO, Talkspace. “This transaction reflects the next logical step in expanding access to affordable, high-quality mental healthcare by integrating outpatient virtual care into a modern behavioral health ecosystem.”

Be on the lookout for a meeting invite for all Talkspacers today at 12pm EST, we hope to see you there!

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

2.	On March 9, 2026, the following email was sent by the Company to its employees in Israel:

We are excited to announce that Talkspace has agreed to be acquired by Universal Health Services (NYSE: UHS), a combination that will create the industry’s first nationally scaled, end-to-end behavioral healthcare continuum of care. This achievement is a testament to the vision, drive, and relentless focus of every person at Talkspace. With UHS serving as one of the nation’s largest and most respected providers of hospital and healthcare services, and Talkspace a leading technology-powered mental health platform, we are confident in our combined ability to improve patient care, deliver service integration, and drive innovation. “The companies share a bold vision: to become a leading provider of the nation’s behavioral health services across all levels of care, and a leader in applying advanced technology to improve mental health outcomes at scale.”

The following press release, Universal Health Services, Inc. to Acquire Talkspace, Inc., just went out: “Talkspace’s patient-centric, clinically driven virtual platform perfectly complements the high-quality services delivered at our facilities, enabling us to expand access and offer more flexible, stepped solutions to address the growing demand for behavioral healthcare,” said Marc D. Miller, President and CEO, UHS.  “Over the past several years, Talkspace has transformed from a direct-to-consumer pioneer into a scaled, insurance-covered behavioral healthcare platform trusted by patients, providers, payors and employers,” said Jon R. Cohen, MD, CEO, Talkspace. “This transaction reflects the next logical step in expanding access to affordable, high-quality mental healthcare by integrating outpatient virtual care into a modern behavioral health ecosystem.”

Be on the lookout for a meeting invite for all Talkspacers today at 12pm EST, we hope to see you there!

We understand with the timezone differences it might not be possible for you to attend the company meeting at 12pm EST/6pm IL, so we will also be sending an invitation for the Israel team to meet earlier. Gil will be sharing more about this exciting news.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

 Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

3.	On March 9, 2026, the following email was sent by the Company to its national provider practice network:

We are excited to announce that Talkspace has agreed to be acquired by Universal Health Services (NYSE: UHS), a combination that will create the industry’s first nationally scaled, end-to-end behavioral healthcare continuum of care. This achievement is a testament to the vision, drive, and relentless focus of every person at Talkspace. With UHS serving as one of the nation’s largest and most respected providers of hospital and healthcare services, and Talkspace a leading technology-powered mental health platform, we are confident in our combined ability to improve patient care, deliver service integration, and drive innovation. “The companies share a bold vision: to become a leading provider of the nation’s behavioral health services across all levels of care, and a leader in applying advanced technology to improve mental health outcomes at scale.”

The following press release, Universal Health Services, Inc. to Acquire Talkspace, Inc., just went out: “Talkspace’s patient-centric, clinically driven virtual platform perfectly complements the high-quality services delivered at our facilities, enabling us to expand access and offer more flexible, stepped solutions to address the growing demand for behavioral healthcare,” said Marc D. Miller, President and CEO, UHS.  “Over the past several years, Talkspace has transformed from a direct-to-consumer pioneer into a scaled, insurance-covered behavioral healthcare platform trusted by patients, providers, payors and employers,” said Jon R. Cohen, MD, CEO, Talkspace. “This transaction reflects the next logical step in expanding access to affordable, high-quality mental healthcare by integrating outpatient virtual care into a modern behavioral health ecosystem.”

Be on the lookout for a meeting invite for all Talkspacers today at 12pm EST/9am PST, we hope to see you there!

We understand it might not be possible for you to attend the company meeting at 12pm EST/9am PST today, we appreciate your commitment to supporting our members and know you may have sessions already scheduled. We want to emphasize that this opportunity is only made possible with the excellent quality of clinical care you provide as a National Practice Provider team every day. The work you do is essential to our continued success and critically important as we grow with UHS and continue to expand access to mental healthcare.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

4.	On March 9, 2026, the Company issued the following post on its LinkedIn:

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

5.	On March 9, 2026, the following email was sent by the Company to its independent care providers:

Dear Talkspace ICP Network,

Talkspace has entered into a definitive agreement to be acquired by Universal Health Services (UHS). This is a monumental step forward, as it delivers the industry’s first nationally scaled, end-to-end continuum in behavioral healthcare – enhancing access for patients everywhere.

With UHS as one of the nation’s largest and most respected providers of hospital and healthcare services and a leader in inpatient and outpatient behavioral healthcare for more than four decades – and Talkspace a leading technology-powered mental health platform – we are poised to improve patient care, deliver service integration, and drive innovation.

This acquisition, if completed, presents several compelling opportunities for you, our valued network of therapists, and the clients you serve:

●
Expanded Reach and New Patient Pathways: Our combined capabilities…Talkspace’s telehealth expertise and UHS’ vast network allows us to significantly expand our mission and reach more people. Joining forces helps create new opportunities to enhance care delivery and the patient experience.

●
Innovation & Support: UHS provides the scale and resources to invest in Talkspace’s mission, supporting continued development of advanced technology and AI solutions to help improve the patient experience, care delivery, and efficiency.

●
Operational Continuity: Talkspace will continue to operate as an independent entity and wholly owned subsidiary within the Behavoral Health Division of UHS. This allows us to maintain our own ecosystem and community while providing even more access to mental health care.

It is clear our two companies are mutually focused on:

1.	Superb patient experience

2.	Excellent clinical outcomes

3.	Continued innovation

We’re focused on meeting patients where they are with a “no wrong door” philosophy, allowing patients to enter care through any appropriate setting – supporting a flexible, stepped approach across the continuum, better engagement and high-quality outcomes.

This does not change how we operate, and it’s business as usual at Talkspace. We ask that you continue to focus on providing the highest level of care and support to your clients.

Warm Regards,

Natalie Cummins

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

6.	On March 9, 2026, the Company issued the following slack message post on its slack platform:

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.

7.	On March 9, 2026, the Company issued the following message on the group chat with its national provider practices:

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 that reflect Talkspace, Inc.’s (“Talkspace”) current views with respect to certain current and future events and financial performance. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “plan,” “expect,” “will,” “anticipate,” “estimate”, “may”, “should”, “could”, “would”, “anticipate”, “intend”, “continue”, “believe”, “seek”, “project”, “estimate”, “target” and other words of similar meaning used in this communication that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

Such forward-looking statements speak only as of the date as of which they are made. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Talkspace and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Talkspace’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Talkspace will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Talkspace to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Talkspace’s ability to attract, motivate or retain key executives, employees, and other associates, its ability to maintain relationships with its customers, vendors, service providers, independent sales representatives, agents, or agencies and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Talkspace’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed with the Securities Exchange Commission (the “SEC”) on March 12, 2025 and subsequent Quarterly Reports on Form 10-Q, as updated periodically with its other filings with the SEC and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Talkspace by Universal Health Services, Inc. In connection with the proposed transaction, Talkspace intends to file relevant materials with the SEC, including Talkspace’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TALKSPACE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TALKSPACE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov or from Talkspace’s investor relations webpage at https://investors.talkspace.com/.

Participants in the Solicitation

Talkspace and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Talkspace’s stockholders in favor of the proposed transaction. Information about Talkspace’s directors and executive officers is set forth in Talkspace’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of stockholders, which was filed with the SEC on April 30, 2025. To the extent holdings of Talkspace’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Talkspace’s stockholders generally, will be set forth in Talkspace’s proxy statement relating to the proposed transaction when it becomes available.